Investment Adviser
      Legg Mason Fund Adviser, Inc.               Report to Shareholders
      Baltimore, MD                                For the Quarter Ended
                                                     December 31, 1996
Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh                                      The
      Arnold L. Lehman                                  Legg Mason
      Dr. Jill E. McGovern                                 Value
      T. A. Rodgers                                   Trust,(R) Inc.
      Edward A. Taber, III                             Primary Class

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants                           Putting Your Future First
      Coopers & Lybrand L.L.P.
      Baltimore, MD



      This report is not to be distributed
unless preceded or accompanied by a prospectus.


       Legg Mason Wood Walker, Incorporated
      ---------------------------------------
             111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
                 410 o 539 o 0000


[recycled logo] Printed on Recycled Paper            [Legg Mason Funds Logo]
LMF-002
1/97

To Our Shareholders,

     The quarter and year ended December 31, 1996 were very positive for Value Trust shareholders.

     In the quarter, the Trust's total return (share appreciation plus reinvested dividends) was 14.5%, well ahead of the 6% and 8.3% returns on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index, two widely followed stock market barometers. Net asset value per share rose from $29.71 to $32.99. The latter figure is after payment in December of a long-term capital gain distribution of $.90 per share, a short-term capital gain distribution of $.07 per share, and an ordinary income dividend of $.023 per share.

     For all of 1996, the Trust's total return was 38.4%, comparing very favorably to returns of 16.2% and 23% on the Value Line and Standard & Poor's indices.

     On a long-term basis, the Value Trust has produced attractive results for shareholders in most years, averaging an 18.8% annual compounded return over the 14 l/2 years since it was founded in April of 1982:


                Total Return                               Total Return
--------------------------------------------------------------------------------
1982               +40.9%                  1990               -17.0%
1983               +42.7%                  1991               +34.7%
1984               +12.8%                  1992               +11.4%
1985               +31.9%                  1993               +11.3%
1986                +9.5%                  1994                +1.4%
1987                -7.4%                  1995               +40.8%
1988               +25.8%                  1996               +38.4%
1989               +20.2%


     Despite large and sustained recent gains, the stock market remains cyclical, and periodic market declines--some severe--are likely to occur in the future, as they have in the past. However, we continue to be optimistic that investment in a diversified portfolio of well selected value stocks will produce attractive long-term results for Trust shareholders. Beginning on page 3, Bill Miller, the Trust's portfolio manager, comments on the investment outlook.

     You should be aware that, under Internal Revenue Service regulations, short-term capital gain distributions on mutual fund shares are treated as ordinary income dividends for tax purposes. Therefore, the Trust's $.07 per share short-term capital gain distribution mentioned above is included with ordinary income dividends on your 1996 tax reporting statement.

                                                 Sincerely,

                                                 /s/ John F. Curley, Jr.

                                                 John F. Curley, Jr.
                                                 President

January 31, 1997

Performance Information
Legg Mason Value Trust, Inc.

Total Return for One, Five, Ten Years and Life of Fund, as of
December 31, 1996

     The returns shown on this page are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. For comparison purposes, the fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and Standard & Poor's 500 Stock Composite Index ("S&P Stock Index"), two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
     The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.


     Total returns as of December 31, 1996 were as follows:

                                       Cumulative Total Return
--------------------------------------------------------------------------------
                                 Legg Mason    Value Line        S&P
                                 Value Trust     Index       Stock Index
--------------------------------------------------------------------------------
Primary Class:
  One Year                          +38.43%      +16.24%       +22.96%
  Five Years                       +144.95       +72.30       +103.05
  Ten Years                        +283.71      +120.85       +314.95
  Life of Class(dagger)          +1,156.17      +354.48       +957.71
Navigator Class:
  One Year                          +39.82%      +16.24%       +22.96%
  Life of Class(dagger)(dagger)    +101.97       +31.40        +60.16


                                        Average Annual Total Return
--------------------------------------------------------------------------------
                                 Legg Mason    Value Line        S&P
                                 Value Trust     Index       Stock Index
--------------------------------------------------------------------------------
Primary Class:
  One Year                          +38.43%      +16.24%       +22.96%
  Five Years                        +19.62       +11.50        +15.22
  Ten Years                         +14.39        +8.25        +15.29
  Life of Class(dagger)             +18.77       +10.84        +17.39
Navigator Class:
  One Year                          +39.82%      +16.24%       +22.96%
  Life of Class(dagger)(dagger)     +40.03       +14.01        +28.70

--------------------------------------------------------------------------------
         (dagger) Primary  Class  inception -- April 16, 1982
 (dagger)(dagger) Navigator  Class  inception -- December 1, 1994


Illustration of an Assumed Investment of $10,000
Made on April 16, 1982 (inception of the Value Trust
Primary Class)


                  [Graph appears here--see plot points below]


                            4/16/82   3/31/83   3/31/84   3/31/85   3/31/86   3/31/87   3/31/88
Value of original shares    10,000    16,160    18,870    23,583    32,556    35,503    32,268
purchased plus shares
acquired through reinvest-
ment of capital gain
distributions

Value of shares acquired    10,000    16,400    19,425    24,682    34,510    37,924    34,729
through reinvestment of
income dividends


                            3/31/89   3/31/90   3/31/91   3/31/92   3/31/93   3/31/94   3/31/95   3/31/96   9/30/96   12/31/96
Value of original shares    37,650    39,891    37,701    44,210    50,184    52,789    57,817    82,356    92,875    106,755
purchased plus shares
acquired through reinvest-
ment of capital gain
distributions

Value of shares acquired    41,109    44,290    43,014    51,414    59,003    62,337    68,427    97,226   109,666    125,617
through reinvestment of
income dividends

Portfolio Manager's Comments


     "What surprises can we expect in 1997?"
                                  Jan Hopkins
                                  CNN

     Your fund had an excellent year in 1996. Our portfolio generated a return of 38.43%, handily beating the major stock and mutual fund benchmarks. Comparative data are as follows:


                             Value    Growth      S&P      Dow
                             Trust    Funds+      500     Jones
--------------------------------------------------------------------------------
             3 months       14.54%     5.14%     8.33%   10.22%
             1 year         38.43%    19.24%    22.96%   28.91%

     Our results were driven by our large, long-standing position in financial stocks, exceptional returns from our technology holdings, and the lack of any disasters in the portfolio. If you can avoid big losers, your investment returns are usually going to be satisfactory. To have a year like we had in 1996, you also need a lot of luck. The market went from panic to exuberance in technology during the year, and we benefitted from both emotional extremes.
     Dell Computer, which we bought in February at about $14 is now trading above $60. Seagate Technology has doubled in the past 6 months. IBM, which we added to both last January and again in the summer sell-off, is up almost 100% in the past year. Our financials were led by MBNA, Chase, Citicorp, BankAmerica, Bank of Boston, and Zions, which rose on average over 60%.
     Over the past two years, the Value Trust is up over 94% in what has been an exceptional, and unlikely to be repeated, period for stocks. We started the fund in early 1982 just before this long bull market began. Along the way there have been the inevitable panics, corrections, and a recession-induced bear market in 1990. Our strategy has been consistent: to look for quality companies with excellent management selling at bargain price.
     After almost 15 years during which the S&P 500 has averaged 17.39% per year (our return is over 100 basis points better, with 100 basis points = 1%), the obvious bargains are rare and the benefits of low inflation, steady growth, and high


+As measured by Lipper Analytical Services, Inc.


corporate profitability have been well reflected in today's level of stock prices.

     The S&P 500 sells at about 17x 1997 estimated earnings, a level we regard as fair in an extended expansion that has seen earnings grow almost 20% per year on average. Although bargains are hard to come by, we believe our portfolio offers good value and should provide acceptable returns going forward.
     Despite their strong performance last year, banks, for example, still offer solid investment opportunities, in our opinion. They have earnings growth rates faster than the market, dividend yields higher than the market, dividend growth rates greater than the market, they are generating excess capital and are using that capital to enhance shareholder value by repurchasing their shares. Their balance sheets are the healthiest they have ever been, returns on equity are well above the market's average ROE, and asset quality is excellent. Yet they still trade at 40% discounts to the market. We believe banks in general are about 25% undervalued.
     We are often asked what we think of the market, the question recently seeming to take on greater urgency with the strong returns of the past few years. Many people appear to have firm opinions about what is in store for 1997, a position we find surprising since no one is vouchsafed privileged access to what the future holds. There appears to be general agreement that stock prices are elevated, with even Fed Chairman Alan Greenspan wondering whether "irrational exuberance" may be affecting asset prices.
     The price level of any freely functioning market or of any stock is the price at which buyers and sellers are evenly balanced. At any level of stock prices, you will find bulls and bears, though the decibel count may differ according to the emotional state of the protagonists.
     The short-term direction of stock prices is unknowable, a "random walk" as the professors like to say, but the long-term direction is clear: higher. People always seem surprised when the stock market is at an all time high and they often fear a correction or worse. But GDP is at an all time high, corporate profits are at an all time high, inflation has never been lower in the 6th year of an expansion, monetary policy is stable, the deficit continues to decline and is the smallest relative to our economy of any industrial nation. The surprise would be if the market was not at an all time high.
     We will not rehash the arguments of the bears, except to note that this year the most commonly cited reasons for pessimism are based on numerology: years ending in 7 have historically been bad years, and years that are prime numbers have been really bad (such as 1907, 1929, 1937, and 1987). Moreover, after two great years in a row, the market usually suffers, having fallen two-thirds of the time after cumulative gains of 60% or more.
     Those who are often bearish seem to us to suffer from simultanagnosia, a disorder in which one can pick out parts and features of some situation, but where one is unable to organize them into a coherent or meaningful whole. The long range picture does not provide much support to the pessimists.
     Since 1870, real (i.e., after inflation) returns in the stock market have averaged 6.6% per year. Over the past 70 years, real returns have been over 7% per year, and since 1982 they have been over 12% per year. We are six years into an expansion that shows no signs of ending, but in which profits growth is decelerating.
     Corporate profits growth was 15% in 1995, over 10% last year, and should be between 5-10% this year. Over long periods of time, stock prices track profits growth adjusted for changes in the price earnings multiple. The P/E multiple is driven by interest rates, which in turn are a function of inflation.
     The disinflationary trend of the past 15 years is well recognized. Core CPI inflation was 2.6% last year and should be about the same this year. It is unlikely we are due for much more multiple expansion unless interest rates fall from current levels.
     This means the central tendency of stock prices in 1997 should be moderately (5-10%) higher, with perhaps above average volatility as the bulls and bears square off over the next economic number or the next news item on the tape. If the Fed bumps interest rates higher to constrain inflation, we are likely to see a moderately strong sell-off, or if long rates rise much above present levels the market is also likely to come under some pressure.
     The overall picture seems to be that it makes sense to have diminished expectations relative both to the absolute and comparative returns recently achieved. We remain confident, though, that we will continue to generate acceptable returns and we are committed to working diligently on your behalf.
     As always, we appreciate your support and welcome your comments.

                                                                Bill Miller, CFA



January 31, 1997
DJIA 6813.09

Legg Mason Value Trust, Inc.


Selected Portfolio Performance

      Biggest gainers for the 4th quarter 1996*
--------------------------------------------------------------------------------
       1. Seagate Technology, Inc.                 +41.4%
       2. Dell Computer Corporation                +36.7%
       3. RJR Nabisco Holdings Corp.               +30.8%
       4. Nokia Corporation ADS                    +30.2%
       5. MCI Communications Corporation           +27.6%
       6. RJR Nabisco Holdings Corp. Series C      +25.6%
       7. Phillip Morris Companies, Inc.           +25.5%
       8. Lloyds TSB Group plc                     +24.8%
       9. Standard Federal Bancorporation          +24.3%
      10. BankAmerica Corporation                  +21.5%


      * Securities held for the entire quarter.



       Biggest laggers for the 4th quarter 1996*
--------------------------------------------------------------------------------
        1. MGM Grand, Inc.                          -17.5%
        2. Amgen Inc.                               -13.9%
        3. Humana Inc.                               -5.6%
        4. Circus Circus Enterprises, Inc.           -2.8%
        5. U.S. Treasury Note 8.125% 2-15-98         -0.2%
        6. Telefonos de Mexico S.A. ADR              +2.7%
        7. PepsiCo, Inc.                             +3.5%
        8. The Kroger Co.                            +3.9%
        9. Republic of Argentina
             Floating Rate Bond 6.625% 3-31-05       +3.9%
       10. Federal National Mortgage Association     +6.8%

Portfolio Changes

      Securities Added
--------------------------------------------------------------------------------
      America Online, Inc.
      Foundation Health Corporation


      Securities Sold
--------------------------------------------------------------------------------
      Nike, Inc.

Portfolio of Investments
Legg Mason Value Trust, Inc.
December 31, 1996  (Unaudited)

      (Amounts in Thousands)             Shares     Value
--------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.0%
      Automotive -- 5.5%
      Chrysler Corporation                1,600  $ 52,800
      General Motors Corporation          1,050    58,537
--------------------------------------------------------------------------------
                                                  111,337
--------------------------------------------------------------------------------

      Banking -- 20.7%
      Bank of Boston Corporation            850    54,612
      BankAmerica Corporation               400    39,900
      Citicorp                              800    82,400
      Fleet Financial Group, Inc.           669    33,374
      Lloyds TSB Group plc                7,716    56,971
      Provident Bankshares Corporation      362    14,103
      The Chase Manhattan Corporation     1,175   104,869
      Zions Bancorporation                  351    36,473
--------------------------------------------------------------------------------
                                                  422,702
--------------------------------------------------------------------------------

      Computer Services and Systems -- 14.6%
      America Online, Inc.                1,000    33,250(A)
      Dell Computer Corporation           1,850    98,281(A)
      International Business Machines
        Corporation                         650    98,150
      Seagate Technology, Inc.            1,750    69,125(A)
--------------------------------------------------------------------------------
                                                  298,806
--------------------------------------------------------------------------------

      Electrical Equipment -- 1.7%
      Philips Electronics N.V.              850    34,000
--------------------------------------------------------------------------------

      Entertainment -- 5.0%
      Circus Circus Enterprises, Inc.     2,400    82,500(A)
      MGM Grand, Inc.                       550    19,181(A)
--------------------------------------------------------------------------------
                                                  101,681
--------------------------------------------------------------------------------

      Finance -- 14.5%
      Federal Home Loan Mortgage
        Corporation                         500    55,063
      Federal National Mortgage
        Association                       3,200   119,200
      MBNA Corporation                    1,887    78,304
      The Bear Stearns Companies Inc.     1,575    43,903
--------------------------------------------------------------------------------
                                                  296,470
--------------------------------------------------------------------------------

      Food, Beverage and Tobacco-- 5.5%
      PepsiCo, Inc.                         850    24,863
      Philip Morris Companies Inc.          475    53,497
      RJR Nabisco Holdings Corp.            988    33,595
--------------------------------------------------------------------------------
                                                  111,955


      (Amounts in Thousands)             Shares     Value
--------------------------------------------------------------------------------

      Food Merchandising -- 2.7%
      The Kroger Co.                      1,200 $  55,800(A)
--------------------------------------------------------------------------------

      Footwear -- 1.1%
      Reebok International Ltd.             527    22,117
--------------------------------------------------------------------------------

      Health Care-- 1.3%
      Foundation Health Corporation         601    19,069(A)
      Humana Inc.                           359     6,858(A)
--------------------------------------------------------------------------------

                                                   25,927
--------------------------------------------------------------------------------

      Hospital Management-- 1.2%
      Columbia/HCA Healthcare
        Corporation                         622    25,355
--------------------------------------------------------------------------------

      Insurance -- 2.5%
      AMBAC Inc.                            383    25,421
      MBIA, Inc.                            255    25,819
--------------------------------------------------------------------------------
                                                   51,240
--------------------------------------------------------------------------------

      Manufacturing -- 2.7%
      Danaher Corporation                 1,200    55,950
--------------------------------------------------------------------------------

      Multi-Industry -- 0.9%
      Coltec Industries Inc.                967    18,245(A)
--------------------------------------------------------------------------------

      Pharmaceuticals -- 2.6%
      Amgen Inc.                            400    21,750(A)
      Warner-Lambert Company                425    31,875
--------------------------------------------------------------------------------
                                                   53,625
--------------------------------------------------------------------------------

      Savings and Loan -- 3.1%
      Standard Federal Bancorporation     1,100    62,563
--------------------------------------------------------------------------------

      Telecommunications -- 5.4%
      MCI Communications Corporation        800    26,150
      Nokia Corporation ADS                 700    40,338
      Telefonos de Mexico S.A. ADR        1,325    43,725
--------------------------------------------------------------------------------
                                                  110,213
--------------------------------------------------------------------------------
      Total Common Stocks and Equity
         Interests
         (Identified Cost-- $836,464)           1,857,986
--------------------------------------------------------------------------------

Preferred Shares -- 0.5%
      RJR Nabisco Holdings Corp.
         Series C Depositary Shares
         (Identified Cost-- $9,003)       1,385     9,349
--------------------------------------------------------------------------------

                                      Principal
(Amounts in Thousands)                   Amount               Value
--------------------------------------------------------------------------------
Sovereign Obligations -- 3.3%
      Republic of Argentina
        Floating Rate Bonds
        6.625%(B)   3-31-05            $ 58,806              $ 51,271
        Par Bonds
        5.250%(C)   3-31-23              25,000                15,938
--------------------------------------------------------------------------------
      Total Sovereign Obligations
        (Identified Cost-- $37,191)                            67,209
--------------------------------------------------------------------------------

U.S. Government Obligation -- N.M.
      United States Treasury Note
        8.125% 2-15-98
        (Identified Cost-- $228)            230                   236
--------------------------------------------------------------------------------

Repurchase Agreement -- 5.2%
      Prudential Securities, Inc.
      7.15% dated 12-31-96, to be
      repurchased at $107,015 on
      1-2-97 (Collateral: $119,639
      Federal Home Loan Mortgage
      Corp. Mortgage-backed securities,
      7%-8% due 12-1-10 to 12-1-25,
      value $98,071, and $12,769
      Federal National Mortgage
      Association Mortgage-backed
      securities 6% due 7-1-24,
      value $11,289)                    106,973               106,973
--------------------------------------------------------------------------------


      (Amounts in Thousands)
--------------------------------------------------------------------------------

      Total Investments -- 100.0%
        (Identified Cost -- $989,860)                      $2,041,753
      Other Assets Less Liabilities -- N.M.                      (425)

--------------------------------------------------------------------------------
      Net assets-- 100.0%                                  $2,041,328
--------------------------------------------------------------------------------

      Net asset value per share:
        Primary Class                                          $32.99
--------------------------------------------------------------------------------
        Navigator Class                                        $33.08
--------------------------------------------------------------------------------

   (A) Non-income producing
   (B) The rate of interest earned is tied to the London Interbank Offered Rate (LIBOR) and the coupon rate shown is the rate as of December 31,1996.
   (C) Coupon increases 0.25% annually until April 1, 1999, thereafter remains fixed at 6.0% until maturity.
  N.M. Not meaningful